UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) February 26, 2007
NOVAVAX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-26770	22-2816046
(State or other jurisdiction of incorporation or	(Commission File Number)	(I.R.S. Employer Identification No.)
organization)

9920 Belward Campus Drive Rockville, Maryland (Address of principal executive offices)		20850 (Zip Code)

Registrant’s telephone number, including area code:		(240) 268-2000
508 Lapp Road, Malvern, Pennsylvania 19355
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 2, 2007, Novavax, Inc. (the “Company”) announced that it had entered into a worldwide agreement to exclusively license a new virus-like particle (“VLP”) technology from the University of Massachusetts Medical School. Under the agreement, the Company has the right to use this technology to develop VLP vaccines for the prevention of any viral diseases in humans. This technology will complement the approach that the Company has been using to create its VLP vaccines for pandemic and seasonal influenza.
The Company intends to file a copy of the agreement with its Anuual Report on Form 10-K for the year ended December 31, 2006. A copy of the release is furnished with this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
Exhibits

99.1 Press release issued by Novavax, Inc., dated March 2, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Novavax, Inc.
(Registrant)

March 2, 2007	By:	/s/ Jeffrey W. Church

	Name:	Jeffrey W. Church
	Title:	Vice President, Treasurer and Chief Financial Officer

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